FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 12, 2015

UNITED STATES CELLULAR CORPORATION
 (Exact name of registrant as specified in its charter)

Delaware	1-9712	62-1147325
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8410 West Bryn Mawr, Chicago, Illinois		60631
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:  (773) 399-8900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to Item 5.02(e) of Form 8-K, United States Cellular Corporation (“U.S. Cellular”) is filing this Form 8-K to report the amount of bonuses paid to its named executive officers in 2015 with respect to 2014 performance.

Officers are not entitled to any bonus unless and until paid.

U.S. Cellular is filing this Current Report on Form 8-K to disclose the amounts of bonuses paid to its named executive officers in 2015 with respect to 2014 performance.  Pursuant to Instruction 4 of Item 5.02, the below persons include the persons who were identified as named executive officers in U.S. Cellular’s most recent proxy statement filing with the Securities and Exchange Commission on April 7, 2014, and who will continue to be named executive officers in the 2015 proxy statement.

Pursuant to the foregoing, the following amounts of bonuses were paid on March 12, 2015 relating to 2014 performance to the below persons:

	Kenneth R. Meyers	Steven T. Campbell	Jay M. Ellison	Michael S. Irizarry
Bonus Paid in 2015 for 2014 Performance	$743,000	$333,000	$411,000	$332,000

The above shows the entire amount of the bonus paid, whether or not some or all of such bonus has been deferred and whether or not some portion of such amount will be reported as non-equity incentive plan compensation in the 2014 proxy statement.

U.S. Cellular established guidelines and procedures for awarding bonuses to the President and CEO, Kenneth R. Meyers.  These guidelines and procedures were filed by U.S. Cellular as Exhibit 10.2 to U.S. Cellular's Form 8-K dated August 19, 2014.  Mr. Meyers’ informal target bonus was 80% of his base salary or $692,240. The Chairman approved a bonus to Mr. Meyers of $743,000 with respect to 2014 performance.  This was approximately 107% of the informal target bonus amount reflecting U.S. Cellular's overall company performance of 89.4% and the Chairman's subjective views regarding Mr. Meyers’ contributions to such performance and achievements in 2014.

The above bonus payments to the other named executive officers were made pursuant to the U.S. Cellular 2014 Officer Annual Incentive Plan.  A copy of this plan was filed with the SEC as Exhibit 10.1 to U.S. Cellular’s Form 8-K dated August 19, 2014.   Kenneth R. Meyers does not participate in this plan.  The bonus payments to the other officers under this plan reflect U.S. Cellular’s company performance in 2014 of 89.4%, and individual performance and other factors, as set forth in this plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

United States Cellular Corporation
(Registrant)

Date:	March 16, 2015

By:	/s/ Steven T. Campbell
Steven T. Campbell
Executive Vice President - Finance,
Chief Financial Officer and Treasurer
(principal financial officer)